                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 18, 1999
                                                -------------------------------
                             Coso Finance Partners
 ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         California                                                68-0133679
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


1114 Avenue of the Americas, 41st Floor, New York, New York 10036
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 921-9099
                                                  -----------------------------
                                Not applicable.
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant.

          On October 18, 1999, Caithness Acquisition Company, LLC ("Caithness Acquisition") purchased from ESI Geothermal, Inc. ("ESI") all of the indirect ownership interests held by ESI (the "Navy I Interest") in the Registrant (the "Navy I partnership"), pursuant to a Sale Agreement dated as of October 6, 1999 (the "Sale Agreement"), between Caithness Acquisition and ESI. Caithness Acquisition, which is wholly owned by Caithness Energy, L.L.C. ("Caithness Energy"), is an affiliate of the Navy I partnership and its related operating partnerships, Coso Energy Developers and Coso Power Developers (collectively, the "Coso partnerships"). ESI is not related to Caithness Energy and is an affiliate of FPL Energy, Inc., the independent power subsidiary of FPL Group, Inc. The purchase price paid by Caithness Acquisition for the Navy I Interest was $5.0 million, payable in cash. The source of the funds used by Caithness Acquisition to pay the purchase price was Caithness Energy.

          Prior to the purchase by Caithness Acquisition of the Navy I Interest, affiliates of Caithness Energy and ESI shared ownership and control of the Navy I partnership. The Navy I Interest consisted of a 9.33% percent limited liability company interest held by ESI in ESCA LLC ("ESCA"), which in turn owns a 53.6% percent general partnership interest in the Navy I partnership. Prior to Caithness Acquisition's purchase of the Navy I Interest, affiliates of Caithness Energy and ESI owned and controlled ESCA. New CLOC Company, LLC ("CLOC"), the other general partner of the Navy I partnership, is owned and controlled by Caithness Acquisition. While affiliates of Caithness Energy own and control CLOC, they shared ownership and control of ESCA with ESI. As a result of the purchase by Caithness Acquisition of the Navy I Interest, ESI no longer has any ownership or other interest in the Navy I partnership or any other Coso partnership, and Caithness Energy and its affiliates now own and control the Navy I partnership and the other Coso partnerships.

          In connection with the purchase by Caithness Acquisition of the Navy I Interest pursuant to three Assignment, Assumption and Novation Agreements, FPL Energy Operating Services, Inc. ("FPL Operating"), an affiliate of ESI and one of the two operators of the geothermal power plants and related fields owned by the Coso partnerships, assigned to Coso Operating Company LLC ("COC"), the other operator, all of its rights under the Operation and Maintenance Agreement it has with each respective Coso partnership, and COC assumed all of FPL Operating's obligations under those three Operation and Maintenance Agreements. COC, an affiliate of the Coso partnerships, is now the sole operator of all of the geothermal power plants and related fields and employs substantially all of FPL Operating's former employees at the sites of the Coso projects.

          In addition, in connection with the purchase by Caithness Acquisition of the Navy I Interest, COC advanced to FPL Operating all of the fees and reimbursable expenses that had accrued to FPL Operating under the Operation and Maintenance Agreements and had not been paid, which amounted in the aggregate to approximately $664,000. COC, as the successor operator, will be entitled to receive fees and reimbursable expenses under the three Operation and Maintenance Agreements in the future, although payment of such fees and reimbursable expenses is subordinated to all payments under the outstanding senior secured notes. In addition, the Coso partnerships, ESI, FPL Operating, COC and their respective affiliates entered into various general releases.

          In addition, Kenneth P. Hoffman, who was appointed by ESI to the management committee of the Navy I partnership, resigned from that management committee, effective as of October 18, 1999, in connection with the purchase by Caithness Acquisition of the Navy I Interest and is expected to be was replaced by an appointee of Caithness Acquisition.

          A copy of the Sale Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein, and the three Assignment, Assumption and Novation Agreements are filed Exhibits 99.2, 99.3 and 99.4, respectively, to this Form 8-K and are incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

          (a)  FINANCIAL STATEMENTS OF BUSINESS BEING ACQUIRED.  Not Applicable.

          (b)  PRO FORM FINANCIAL INFORMATION.  Not applicable.

          (c)  EXHIBITS.


               Exhibit No.    Description


               99.1 Sale Agreement, dated October 6, 1999, between Caithness Acquisition Company, LLC and ESI Geothermal, Inc. (Incorporated by reference to same titled exhibit filed as Exhibit No. 16 to Amendment No.1 to Registration Statement on Form S-4 (File No. 333-83815) of Caithness Coso Funding Corp. and the Coso partnerships).

               99.2 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (Navy I Project).

               99.3 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (BLM Project).

               99.4 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (Navy II Project).

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COSO FINANCE PARTNERS,
                                          a California general partnership

                                          BY: NEW CLOC COMPANY, LLC,
                                              its Managing General Partner


                                          By: /s/ Christopher T. McCallion
                                              ------------------------------
                                               Christopher T. McCallion
                                               Executive Vice President

Dated: October 25, 1999

                                 EXHIBIT INDEX


Exhibit No.    Description

     99.1 Sale Agreement, dated October 6, 1999, between Caithness Acquisition Company, LLC and ESI Geothermal, Inc. (Incorporated by reference to same titled exhibit filed as Exhibit No. 16 to Amendment No.1 to Registration Statement on Form S-4 (File No. 333-83815) of Caithness Coso Funding Corp. and the Coso partnerships).

     99.2 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (Navy I Project).

     99.3 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (BLM Project).

     99.4 Assignment, Assumption and Novation Agreement, dated as of October 18, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation, and Coso Operating Company LLC, a Delaware limited liability company (Navy II Project).